UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 11, 2006


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                       0-18399                   62-1386759
----------------------------        ----------------         -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                  File No.)            Identification No.)


4710 East 32nd Street, Joplin, Missouri                            64804
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(Address of principal executive offices)                         (Zip Code)


                                 (417) 626-9961
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              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))

Item 5.02 Departure of Principal Officers; Election of Directors; Appointment of Principal Officer.

         (b)(c) On September 11, 2006, our Board of Directors accepted the resignation of Kory Dillman as member of our Board of Directors. Mr. Dillman continues to be the Company's Executive Vice President - Internet Business Development.

         On September 11, 2006, the Company elected William W. Graham and Richard P. Landis to the Company's Board of Directors Effective immediately.

         William W. Graham was appointed as our President and Chief Executive Officer on July 5, 2006. During the seven years preceding his appointment as President and CEO, Mr. Graham has principally been acting as a private investor and has been active in philanthropic organizations. From 2001 until 2005, he was active in the management of Classic Card Company, a private stationery printing firm which he acquired with his wife in 2001. The Grahams still own Classic Card, but are no longer involved in its management. From 1995 to 1999, Mr. Graham was Senior Vice President Marketing and Sales for Kansas City Southern Railway where he oversaw five business units as well as customer service. From 1984 to 1995, Mr. Graham held various management positions at Yellow Freight System (now YRC Worldwide) with his last position being Vice President, Transportation and Operation Services. At Yellow, Mr. Graham was involved in the expansion and growth of that company following deregulation of the trucking industry. Mr. Graham started his transportation career with Santa Fe Railway. Mr. Graham received a BS from Millikin University, and an MBA from the University of Missouri at Kansas City.

         Richard P. Landis is currently the President and CEO of Heavy Vehicle Electronic License Plate, Incorporated (HELP, Inc.), the largest public-private transportation partnership in the United States. HELP, Inc. is a not-for-profit company that deploys technology coast to coast that improves the safety, efficiency and convenience of highway travel for commercial operators. Among the services Mr. Landis oversees at HELP, Inc. is PrePass, which automates compliance verification with state safety, credential, weight and tax requirements at weigh scales, ports of entry and agricultural inspection facilities. PrePass operates in 26 states at more than 260 locations, has a customer base of more than 55,000 commercial motor carriers operating nearly 400,000 vehicles. Prior to joining HELP, Inc., Mr. Landis spent 7 1/2 years in public service at the U.S. Department of Transportation as the top federal regulator of the interstate truck and bus industries. His responsibilities included the development and enforcement of safety policies and programs, hazardous materials and vehicle rules and regulations, and vehicle dimension regulation. Prior to joining the U.S. DOT Mr. Landis was an officer with the Arizona Department of Public Safety retiring as a Commander. Mr. Landis is a member of the Intelligent Transportation Society of America's Board of Directors.

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

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

                  None



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SIRICOMM, INC.
                                                     (Registrant)


                                                      /s/ William W. Graham
                                                     ---------------------------
                                                     William W. Graham
                                                     Chief Executive Officer

Date: September 14, 2006

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